UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 4, 2021
___________________________________________________________________

COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

David Parker, Chairman and Chief Executive Officer of Covenant Logistics Group, Inc., a Nevada corporation (the “Company”), together with his spouse, Jacqueline Parker, historically have held more than 1/3 of the combined voting power of the Company’s Class A and B common stock. Beginning in 2019, Mr. and Mrs. Parker have been transferring certain of their shares of Class A common stock as part of estate planning transactions to trusts with independent trustees. These transfers caused Mr. and Mrs. Parker to drop below 1/3 of the combined voting power of the Company.

Pursuant to the “Acquisition of Controlling Interest” statutes set forth in Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes (the “Control Statutes”), if a person acquires a controlling interest in the Company (defined in Nevada Statutes Section 78.3785 as ownership of voting securities to exercise voting power in the election of directors in excess of 1/5, 1/3, or a majority thereof), the voting rights of such person in excess of the applicable threshold would be nullified. Future estate planning and other transactions by Mr. and Mrs. Parker, including the receipt of customary annuity payments in shares from grantor retained annuity trusts established by Mr. Parker, as well as any repurchases or transactions that may reduce the number of outstanding shares of Class A common stock of the Company, could cause Mr. and Mrs. Parker to cross back over 1/3 of the combined voting power of the Company and therefore invoke the Control Statutes. The Board of Directors (the “Board”) of the Company believes that the nullification of voting rights of Mr. and Mrs. Parker under these circumstances would be unfair and unequitable. Given Mr. Parker’s service as Chairman and Chief Executive Officer, the Board further believes that stockholder value is best aligned when Mr. Parker has voting rights in all Company shares held. Therefore, on August 4, 2021, the Board adopted the Sixth Amended and Restated Bylaws of the Company (the “Bylaws”) to add Article VI, Section 7, which provides that the Control Statutes shall not apply to an acquisition of a controlling interest in the Company by Mr. and Mrs. Parker or their affiliates.

The foregoing summary does not purport to be complete and is qualified entirely by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	3.2	Sixth Amended and Restated Bylaws of Covenant Logistics Group, Inc.
	104	Inline XBRL for the cover page of this Current Report on Form 8-K.

The information in Item 5.03 of this report may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: August 9, 2021	By:	/s/ Joey B. Hogan
Joey B. Hogan
President